UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
               (DATE OF EARLIEST EVENT REPORTED): February 7, 2005

                                                            IRS Employer
Commission     Registrant; State of Incorporation;          Identification
File Number    Address; and Telephone Number                Number
-----------    ----- -----------------------------------    --------------

1-13739        UNISOURCE ENERGY CORPORATION                 86-0786732
               (An Arizona Corporation)
               One South Church Avenue, Suite 100
               Tucson, AZ 85701
               (520) 571-4000

1-5924         TUCSON ELECTRIC POWER COMPANY                86-0062700
               (An Arizona Corporation)
               One South Church Avenue, Suite 100
               Tucson, AZ 85701
               (520) 571-4000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
-------------------------------------------------------

     On February 7, 2005, UniSource Energy Corporation ("UniSource Energy") issued a press release announcing earnings for the fourth quarter and fiscal year ended December 31, 2004 for UniSource Energy and Tucson Electric Power Company. A copy of the press release is attached hereto as Exhibit 99 and incorporated by reference into this Item 2.02. The information contained in
Exhibit 99 shall be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

ITEM 8.01 OTHER EVENTS
----------------------

     The press release attached hereto as Exhibit 99 is incorporated by reference into this Item 8.01.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
-------------------------------------------

     Exhibit 99/*/ UniSource Energy Corporation Press Release, dated February 7, 2005

--------
* Exhibit 99 is intended to be deemed filed rather than furnished pursuant to General Instruction B.2 of Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: February 7, 2005                     UNISOURCE ENERGY CORPORATION
                                           ----------------------------
                                                   (Registrant)

                                               /s/ Kevin P. Larson
                                           ----------------------------
                                           Vice President and Principal
                                                 Financial Officer


Date: February 7, 2005                     TUCSON ELECTRIC POWER COMPANY
                                           ----------------------------
                                                   (Registrant)

                                               /s/ Kevin P. Larson
                                           ----------------------------
                                           Vice President and Principal
                                                 Financial Officer